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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  ------------


                                NOVEMBER 7, 2000
                Date of Report (date of earliest event reported)


                               MOODY'S CORPORATION
               (Exact name of registrant as specified in charter)


            DELAWARE                                          1-14037                 13-3998945
 (State or Other Jurisdiction of                      (Commission File Number)       (IRS Employer
 Incorporation or Organization)                                                    Identification No.)

               99 CHURCH AVENUE
              NEW YORK, NEW YORK                                                         10007
   (Address of Principal Executive Office)                                            (Zip Code)

Registrant's Telephone Number, Including Area Code:  (212) 553-0300

          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  Other Events.

On November 7, 2000, Moody's Corporation posted a presentation to investors on its website (www.moodys.com). Filed as Exhibit 99.1 herewith is a copy of such presentation.
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ITEM 7.  Financial Statements:  Pro Forma Financial Statements and Exhibits.
 (c)  Exhibits.

       Exhibit No.      Description

          99.1          Investor Presentation (October 2000)
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                                                                               4


                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MOODY'S CORPORATION


                                    By:   /s/ John J. Goggins
                                          ------------------------
                                          Name:  John J. Goggins
                                          Title: Senior Vice President and
                                          General Counsel

Date:  November 7, 2000

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                                  EXHIBIT INDEX


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
Exhibit No.    Description
-----------    -----------
99.1           Investor Presentation (October 2000)